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                                                                    EXHIBIT 10.2



                             HOUSEHOLD INTERNATIONAL
                         CORPORATE EXECUTIVE BONUS PLAN
                                      1997







SUMMARY

The Household International Executive Bonus Plan is a short-term, annual incentive plan. The purpose of the annual bonus is to place a significant part of pay at risk and reward executives for the achievements of individual, business unit and corporate financial and operational goals. Performance goals and award opportunities will be communicated to plan participants at the beginning of each calendar year.


PARTICIPATION

Participation in the Plan will be restricted to key line and staff executives. For purposes of the Plan, participants will be divided into groups. (See attached list).

Any changes in the group of executives participating in the Plan will be made by the Chief Executive Officer, subject to the approval of the Compensation Committee in the case of any participant whose base salary must be determined by the Committee.


LEVEL OF AWARDS

The corporate measurement of performance is company-wide earnings per share, return on equity, efficiency ratio and equity to managed assets ratio. Household's performance will be measured against pre-established minimum, target and maximum levels.

Individual performance is also measured and the percentage attributed to any particular performance objective varies by executive and may change from year-to-year as circumstances warrant. Management may reduce bonus awards in light of overall business conditions or other exceptional circumstances.


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TARGET/MAXIMUM AWARDS

Target awards will be paid for fully satisfactory financial and individual performance in a given year. The target award percentage for each group will approximate the guideline percentage shown below of the executive's base salary at the end of the plan year.

                 GUIDELINE % OF ANNUAL BASE SALARY DETERMINED BY


            GROUP             TARGET BONUS                 MAXIMUM BONUS
            ------------------------------------------------------------
                  A                90%                         135%
                  B                60%                          90%
                  C               100%                         200%
                  D                75%                         125%
                  E                50%                         100%
                  F                50%                          80%
                  G                40%                          60%
                  H                30%                          60%
                  I                30%                          50%
                  J                25%                          50%
                  K                20%                          50%
                  L                20%                          40%
                  M                20%                          30%

      Detailed information relating to the assignment and weighing of goals is available by individual and is maintained by the business unit and/or corporate.

DETERMINATION OF AWARDS

A.    FINANCIAL PERFORMANCE AWARDS

      A portion of each executive's annual bonus will be determined by meeting specific financial performance objectives. An award will be paid out if achieved results are at the pre-established minimum, target or maximum financial results levels.

B.    INDIVIDUAL PERFORMANCE AWARDS
      Early in each plan year, goals for individual performance for that year will be established for each participant. The goals should require the level of performance which is expected of a fully satisfactory incumbent and must be agreed to by the immediate superior. The Compensation Committee of the Board of Directors must approve the goals for those executives whose salaries are determined by the Committee. These goals will be the primary criteria for measuring individual performance and determining the individual performance portion of the bonus for that year.

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      The Chief Executive Officer will recommend the awards for participants, excluding himself, whose salaries are determined by the Compensation Committee of the Board of Directors. The Compensation Committee will then determine the awards for all such participants, as well as the award for the Chief Executive Officer.

      The Chief Executive Officer, will determine the awards for all participants whose salaries are not determined by the Compensation Committee. The CEO's direct reports, in consultation with their appropriate subordinates, will recommend to the Chief Executive Officer the awards for all other participants.


PAYMENT OF AWARDS

Awards will be paid as soon as practical at the end of the plan period, subject to all required tax withholdings. Awards may be paid in cash, shares of Household common stock, or some combination thereof. Neither eligible participation in the plan, nor award payments thereunder shall guarantee an employee, any right to continued employment. The plan does not give any employee right or claim to an award under the program. Management reserves the right to change or discontinue the plan at any time.

ADMINISTRATIVE MATTERS

A.    PROMOTIONS/NEW PLAN PARTICIPANTS
      Normally awards will be pro-rated according to the portion of the plan year that an incumbent is eligible for the bonus.

B.    EFFECT ON BENEFITS
      Payments made under this plan shall be included in an employee's income for purposes of determining pension benefits, life insurance, long-term disability, and participation in the TRIP plan.

C.    TERMINATION OF EMPLOYMENT
      Normally awards will be pro-rated in the case of death, permanent and total disability, or retirement under one of the Corporation's pension plans during a plan year. If a participant terminates employment for any other reason prior to the last working day of a plan year, he will normally forfeit any right to an award for the plan year.

                            THE GOAL SETTING PROCESS

Before the beginning of the plan year, the manager and subordinate will meet in a goal setting session. The purpose of the session is to discuss areas where goals will be established and agree on their priority and establish the number of points that will be earned based upon various levels of achievement during the plan period.



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                    PREPARATION FOR THE GOAL SETTING MEETING

To prepare for the goal setting session with the bonus eligible subordinate, the manager should have a clear idea of function or department goals and objectives for the plan year, priorities for the subordinate's unit or area, and three or four possible objectives to suggest as appropriate. During the session, the manager's role will be to direct the discussion and ensure that its results are jointly understood.

The subordinate will prepare for the session by establishing a list of priorities for the unit or area during the plan year, and developing four to eight potential goals for discussion. The subordinate's role during the session will be to actively discuss goals and expected levels of achievement with the manager in order to ensure that the final agreement is realistic and achievable and that there is a clear understanding of expected performance and the amount of bonus associated with various levels of achievement.

                          GUIDELINES FOR SETTING GOALS

For the purpose of establishing goals for the plan year, the following criteria should apply:

      - They should be consistent and supportive of goals reflected in the Company's strategic business plans.

      - They should be primarily job or task oriented. They must be realistic and achievable yet challenging with built in "stretch" to test individual capabilities. They should clearly specify action, tasks or results to be accomplished as well as a clear understanding of how the accomplishment will be evaluated.

      - They must be understood and agreed to by both the manager and the subordinate.

Setting goals for staff positions is somewhat more difficult than for line-type positions because staff performance is usually not measured numerically and rarely lends itself to quantitative measurement. Staff responsibilities tend to be contributory, interpretive and are more easily measured qualitatively. Frequently, the goals may include completion of specific projects. Non-quantitative goals should clearly state the criteria that will be used for evaluating successful achievement.

The results of the goal setting process will be documented in the format of the Executive Bonus Plan Goal Setting Form and approved by the appropriate level of management.



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                 CORPORATE EXECUTIVE BONUS PLAN POSITIONS

                 GROUP/TITLE

                 GROUP A - 90%/135%
                 EVP-Chief Financial Officer
                 Group Executive

                 GROUP B - 60%/90%
                 Managing Director/CEO UK
                 SVP CIO
                 SVP General Counsel
                 SVP Human Resources
                 VP Chief Credit Officer

                 GROUP C - 100%/200%
                 Managing Director of Sales

                 GROUP D - 75%/125%
                 Auto Executive

                 GROUP E - 50%/100%
                 Director Personal Banking
                 Group VP-Regional Director of Sales
                 Managing Director Auto Finance
                 Managing Director Marketing & Non-Branch Sales
                 Managing Director Recovery Services
                 VP Sales & Marketing Auto

                 GROUP F - 50%/80%
                 SVP Corporate Finance
                 SVP Portfolio Marketing
                 SVP Real Estate Management

                 GROUP G - 40%/60%
                 CFO HFC
                 Division General Manager (U.K.)
                 Group Director Risk Control
                 Group General Counsel
                 Managing Director HRSI
                 Managing Director Strategic Initiatives & Partnership Alliances Managing Director/CEO HB
                 Managing Director Collections
                 Managing Director Lending
                 Managing Director Applications Systems
                 Managing Director Operations Systems & HR
                 Managing Director Canada
                 VP Application Systems
                 VP Government Relations


                 GROUP H - 30%/60%
                 VP Director of Sales HRSI

                 GROUP I - 30%/50%
                 Assistant General Counsel Litigation
                 Chief Operating Officer (U.K.)
                 Chief Financial Officer (U.K.)
                 Director Collections HRSI
                 Director of Operations UK
                 Group Director Marketing
                 Group Director Business Planning
                 Group Director GM Marketing





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                 GROUP I - 30%/50% (CONTINUED)
                 Managing Director/CFO
                 Managing Director Carlson JV
                 Managing Director Equipment Finance
                 National Director Customer Service
                 President & CEO HLIC
                 VP Chief Collections Officer
                 VP Corporate Law & Assistant Secretary
                 VP Controller HI
                 VP Investor Relations
                 VP Management Reporting & Analysis
                 VP Strategy & Development
                 VP Taxes
                 VP Treasury

                 GROUP J -  25%/50%
                 Director Customer Acquisitions
                 Director Customer Relationships
                 Director Sales, Operations & Compliance
                 Director Sales
                 SVP Student Loans

                 GROUP K -  20%/50%
                 Director Credit Analysis
                 Director Risk Control
                 Director Business Analysis
                 Director Credit Policy Administration
                 Director Risk Management
                 Group Director Risk Management
                 VP Credit Risk

                 GROUP L - 20%/40%
                 Director HBNA Product
                 National Director HR HCS
                 VP CFO HTS
                 VP Data Center Operations
                 VP HR HTS
                 VP Network Systems

                 GROUP M -  20%/30%

                 STAFF DEPARTMENTS

                 CHIEF FINANCIAL OFFICE
                 Director Accounting Research & Policy
                 Director ALM
                 Director Asset Backed Financing
                 Director Business Treasury Services
                 Director Business Unit Accounting
                 Director Data Administration
                 Director External Reporting & Corporate Accounting Director Federal Tax Audit
                 Director Federal/State Compliance
                 Director Financial Data Management
                 Director Investor Relations
                 Director Management Reporting & Analysis
                 Director Regulatory Reporting
                 Director Strategy & Development
                 Director Tax Planning & Counsel
                 Treasury Controller
                 VP Audit
                 VP Finance & Administration

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                 CHIEF FINANCIAL OFFICE (CONTINUED)
                 VP Insurance & Risk Finance
                 VP Money & Capital Markets
                 VP Portfolio Management
                 VP Specialty Finance

                 HUMAN RESOURCES
                 VP HR Administration
                 VP Training & Development
                 VP Compensation

                 OFFICE OF GENERAL COUNSEL
                 Assistant General Counsel & Corporate Secretary
                 Assistant General Counsel Employee Relations
                 Director Government Relations
                 General Counsel
                 VP Government Relations & Public Affairs


                 BUSINESS UNITS

                 AUTO, BANK, HLIC, HRSI
                 Chief Credit Officer
                 Director Customer Service
                 Director Financial Control
                 Director HR HRSI
                 Director Marketing & Strategic Planning
                 Director of Merchant Funding
                 Director Operations
                 SVP Commercial Credit
                 VP Administration VP Credit Risk
                 VP Director of Marketing
                 VP Financial Control Auto
                 VP Intercorporate Finance


                 HOUSEHOLD CREDIT SERVICES
                 Controller HCS
                 Director Business Planning CWT
                 Director Combined Card
                 Director Fraud & Operations
                 Director GM Marketing
                 Director International Market Development
                 Director Marketing & Product Development CWT
                 Director Marketing Services HCS B
                 Director National Marketing B
                 Director Real Estate, Facilities, & Financial Operations Marketing Director HCS

                 HFC
                 CFO-HFS
                 Controller HCFS
                 Director HFC Wholesale Sales
                 Director Sales Management Reporting & Analysis
                 Director Strategic Initiatives
                 Director USCF Customer Data Administration
                 Manager Research Analysis
                 Portfolio Risk Manager
                 VP Collections USCF
                 VP Group Financial Control
                 VP HR CF Sales
                 VP Strategic Initiatives

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                HFCPS
                CFO HFCPS
                Director Branch Quality Control & Assurance
                Director Customer Relations
                Director Customer Service
                Director Household Processing
                Director HR
                Director Operations Support
                Executive Director Underwriting
                Group VP Indirect Lending

                HTS
                Assistant to CIO
                Director Business Systems
                Director Cash Operations
                Director Communication Services
                Director Corporate Security Management
                Director Information Technology
                Director Property Management
                VP Distributed Systems
                VP Facilities Management
                VP Items Processing

                CANADA
                Director Financial Control
                Director Human Resources
                Director Law & Compliance
                Director Marketing
                Director Merchant Sales
                Director MRSL Collections Canada
                Director Technology & Planning
                Director Treasury & Trust
                General Manager Processing
                National Director of Sales


                U.K.
                Commercial Director HDB
                Corporate Finance & Taxation Manager
                Director Acquisitions & Mortgage
                Director Application Processing
                Director Business Development
                Director Business Relationships
                Director Collection Services
                Director Credit Policy
                Director Direct Marketing & Advertising
                Director Goldbrand & Corporate Communications
                Director HDB Direct/Tele Services
                Director HFC Finance
                Director HFC Marketing
                Director Human Resources
                Director Information Technology
                Director Insurance Services
                Director Internal Audit
                Director Legal
                Director Operations Support
                Director Operations, Compensation & Benefits
                Director Property & Facilities
                General Manager Business Control
                Head of Credit Policy
                Training & Development Manager
                Treasurer

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